UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2020
Date of Report (Date of earliest event reported)

ENERGY TRANSFER OPERATING, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8111 Westchester Drive, Suite 600
Dallas, Texas 75225
(Address of principal executive offices) (zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange
4.250% Senior Notes due 2023	ETP 23	New York Stock Exchange
5.875% Senior Notes due 2024	ETP 24	New York Stock Exchange
5.500% Senior Notes due 2027	ETP 27	New York Stock Exchange

Item 3.02. Unregistered Sales of Equity Securities.
Effective as of February 1, 2020, Energy Transfer LP, a Delaware limited partnership (“ET”), caused SemGroup Corporation, a Delaware corporation and a wholly owned subsidiary of ET (“SemGroup”), to cause certain of its subsidiaries to contribute to Energy Transfer Operating, L.P., a Delaware limited partnership (the “Partnership”), 100% of the limited liability company interests (the “Subject Interests”) in Buffalo Parent Gulf Coast Terminals, LLC, a Delaware limited liability company and the indirect owner of the Houston Fuel Oil Terminal. The contribution of the Subject Interests completes the transfer of all of SemGroup’s United States natural gas, oil and other products businesses from ET to the Partnership and its subsidiaries.
In exchange for the Subject Interests, the Partnership issued to certain subsidiaries of SemGroup an aggregate of 124,567,000 common units representing limited partner interests in the Partnership (“ETO Common Units”) in a private offering pursuant to exemptions from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The ETO Common Units are not registered under the Securities Act and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

		By:	Energy Transfer Partners GP, L.P.,
its general partner

		By:	Energy Transfer Partners, L.L.C.,
its general partner

Date:	February 5, 2020	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer